STARTEC GLOBAL COMMUNICATIONS CORPORATION
                         1997 PERFORMANCE INCENTIVE PLAN


SECTION 1 --  PURPOSE; DEFINITIONS.

     The name of the Plan is the Startec Global Communications Corporation 1997 Performance Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, directors, advisers, consultants and key persons of Startec Global Communications Corporation (the "Company") and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.
     For purposes of the Plan, the following terms are defined as set forth below:

     a.  "Annual  Incentive  Award" means an  Incentive  Award made  pursuant to
Section 5(a)(v) with a Performance Cycle of one year or less.

     b. "Awards" mean grants under this Plan of Incentive Awards, Stock Options, Stock Appreciation Rights, Restricted Stock or Other Stock-Based Awards.

     c.  "Board" means the Board of Directors of the Company.

     d. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     e.  "Commission" means the Securities and Exchange
Commission or any successor agency.

     f.  "Committee"  means  the  Compensation  Committee  of  the  Board  or  a
subcommittee   thereof,  any  successor  thereto  or  such  other  committee  or subcommittee as may be designated by the Board to administer the Plan.

     g. "Common Stock" or "Stock" means the Common Stock, par value $.01 per share, of the Company.

     h.  "Company" means Startec Global Communications
Corporation, a corporation organized under the laws of the State of Maryland, or any successor thereto.

     i. "Exercise Period" means the 60-day period from and after a Change in Control.

     j. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     k. "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee; provided, however, that (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall be not less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (ii) if the Stock is admitted to trading on a national securities exchange or the NASDAQ National Market, the Fair Market Value on any date shall be not less than the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding the date for such a sale was reported.

     l. "Incentive Award" means any Award that is either an Annual Incentive Award or a Long-Term Incentive Award.

     m.  "Incentive  Stock  Option"  means any Stock Option that  complies  with
Section 422 of the Code.

     n.  "Long-Term  Incentive  Award" means an Incentive Award made pursuant to
Section 5(a)(v) with a Performance Cycle of more than one year.

     o. "Non-Employee Advisor" means any consultant or independent contractor or principal of a consultant or independent contractor who is not an employee of the Company or any affiliate but is in a position to make a significant contribution to the management, growth, or profitability of the business of the Company or any affiliate, as determined by the Board.

     p. "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     q. "Other Stock-Based Award" means an Award made pursuant to Section 5(a)(iv).

     r. "Performance Cycle" means the period selected by the Committee during which the performance of the Company or any subsidiary, affiliate or unit thereof or any individual is measured for the purpose of determining the extent to which an Award subject to Performance Goals has been earned.

     s. "Performance Goals" mean the objectives for the Company or any subsidiary or affiliate or any unit thereof or any individual that may be established by the Committee for a Performance Cycle with respect to any performance-based Awards contingently awarded under the Plan. The Performance Goals for Awards that are intended to constitute "performance-based" compensation within the meaning of Section 162(m) of the Code shall be based on one or more of the following criteria: earnings per share, total shareholder return, operating income, net income, cash flow, return on equity, and return on capital.

     t. "Plan" means this 1997 Performance Incentive Plan, as amended from time to time.

     u. "Restricted Period" means the period during which an Award may not be sold, assigned, transferred, pledged or otherwise encumbered.

     v. "Restricted  Stock" means an Award of shares of Common Stock pursuant to
Section 5(a)(iii).

     w. "Spread Value" means, with respect to a share of Common Stock subject to an Award, an amount equal to the excess of the Fair Market Value, on the date such value is determined, over the Award's exercise or grant price, if any.

     x. "Stock  Appreciation  Right" or "SAR" means a right granted  pursuant to
Section 5(a)(ii).

     y.  "Stock Option" means an option granted pursuant to Section 5(a)(i).

     z. "Ten Percent Stockholder" means a person owning Stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock as defined in Section 422 of the Code.

     In addition, the terms "Business Combination," "Change in Control," "Change in Control Price," "Incumbent Board," "Outstanding Company Stock," "Outstanding Company Voting Securities" and "Person" have the meanings set forth in Section 6.

SECTION 2 -- ADMINISTRATION.

     The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules and guidelines for carrying out the Plan as it may deem appropriate. The Committee shall have the authority to adopt such modifications, procedures and subplans and to waive any conditions or other restrictions as may be necessary or desirable to comply with the laws, regulations, compensation practices and tax and accounting principles of the countries in which the Company, a subsidiary or an affiliate may operate to assure the viability of the benefits of Awards made to individuals employed in such countries and to meet the objectives of the Plan.

     Subject to the terms of the Plan, the Committee shall have the authority to determine those employees eligible to receive Awards and the amount, type and terms of each Award and to establish and administer any Performance Goals applicable to such Awards.

     The Committee may delegate its authority and power under the Plan to one or more officers of the Company, subject to guidelines prescribed by the Committee and approved by the Board, with respect to participants who are not subject to
Section 16 of the Exchange Act.

     Any determination made by the Committee or pursuant to delegated authority in accordance with the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate, and all decisions made by the Committee or any appropriately designated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3 -- ELIGIBILITY.

     Participants in the Plan will be such officers and other employees, advisors, consultants and key persons of the Company, its subsidiaries and affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries or its affiliates as are selected from time to time by the Committee, in its sole discretion. Independent Directors are also eligible to participate in the Plan.

SECTION 4 -- COMMON STOCK SUBJECT TO PLAN.

     The total number of shares of Common Stock reserved and available for distribution pursuant to the Plan shall be [750,000] shares, all of which may be issued pursuant to the exercise of Stock Options awarded under the Plan. If any Award is exercised, cashed out or terminates or expires without a payment being made to the participant in the form of Common Stock, the shares subject to such Award, if any, shall again be available for distribution in connection with Awards under the Plan. Any shares of Common Stock that are used by a participant as full or partial payment of withholding or other taxes or as payment for the exercise or conversion price of an Award shall be available for distribution in connection with Awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, split-up or other change in corporate structure affecting the Common Stock after adoption of the Plan by the Board, the Board is authorized to make substitutions or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and price of shares subject to outstanding Awards and in the Award limits set forth in Section 5; provided, however, that any such substitutions or adjustments shall be, to the extent deemed appropriate by the Board, consistent with the treatment of shares of Common Stock not subject to the Plan, and that the number of shares subject to any Award shall always be a whole number.

SECTION 5 -- AWARDS.

     (a) General. The types of Awards that may be granted under the Plan are set forth below. Awards may be granted singly, in combination or in tandem with other Awards.

          (i) STOCK OPTIONS. A Stock Option represents the right to purchase a share of Stock at a predetermined grant price. Stock Options granted under this Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options, as specified in the Award agreement. The term of each Stock Option shall be set forth in the Award agreement, but no Incentive Stock Option shall be exercisable more than ten years after the grant date. The grant price per share of Common Stock purchasable under a Stock Option shall not be less than 100% of the Fair Market Value on the date of grant. Subject to the applicable Award agreement, Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept (including a copy of instructions to a broker or bank acceptable to the Company to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the purchase price). As determined by the Committee, payment in full or in part may also be made in the form of Common Stock already owned by the optionee valued at the Fair Market Value on the date the Stock Option is exercised; provided, however, that such Common Stock shall not have been acquired within the preceding six months upon the exercise of a Stock Option or stock unit or similar Award granted under the Plan or any other plan maintained at any time by the Company or any subsidiary.

          (ii) STOCK APPRECIATION RIGHTS. An SAR represents the right to receive a payment, in cash, shares of Common Stock or both (as determined by the Committee), equal to the Spread Value on the date the SAR is exercised. The grant price of an SAR shall be set forth in the applicable Award agreement and shall not be less than 100% of the Fair Market Value on the date of grant. Subject to the terms of the applicable Award agreement, an SAR shall be exercisable, in whole or in part, by giving written notice of exercise to the Company.

          (iii) RESTRICTED STOCK. Shares of Restricted Stock are shares of Common Stock that are awarded to a participant and that during the Restricted Period may be forfeitable to the Company upon such conditions as may be set forth in the applicable Award agreement. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered during the Restricted Period. The Restricted Period shall be no less than one year. Except as provided in this subsection (iii) and in the applicable Award Agreement, a participant shall have all the rights of a holder of Common Stock, including the rights to receive dividends and to vote during the Restricted Period. Dividends with respect to Restricted Stock that are payable in Common Stock shall be paid in the form of Restricted Stock.

          (iv) OTHER STOCK-BASED AWARDS. Other Stock-Based Awards are Awards, other than Stock Options, SARs or Restricted Stock, that are denominated in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock. The purchase, exercise, exchange or conversion of Other Stock-Based Awards granted under this subsection (iv) shall be on such terms and conditions and by such methods as shall be specified by the Committee. Where the value of an Other Stock-Based Award is based on the Spread Value, the grant price for such an Award will not be less than 100% of the Fair Market Value on the date of grant.

          (v) INCENTIVE AWARDS. Incentive Awards are performance-based Awards that are expressed in U.S. currency. Incentive Awards shall either be Annual Incentive Awards or Long-Term Incentive Awards.

     (b) Maximum Awards. The total number of shares of Restricted Stock and other shares of Common Stock subject to or underlying Stock Options, SARs and Other Stock-Based Awards awarded to any participant during the term of this Plan shall not exceed 10% of the shares of Common Stock reserved for distribution pursuant to the Plan. An Annual Incentive Award paid to a participant with respect to any Performance Cycle shall not exceed $[00,000]. A Long-Term Incentive Award paid to a participant with respect to any Performance Cycle shall not exceed $[00,000] times the number of years in the Performance Cycle. An amount not in excess of 30% of the shares of Common Stock reserved for distribution pursuant to the Plan may be issued pursuant to Restricted Stock Awards and Other Stock-Based Awards, except that Other Stock-Based Awards with values based on Spread Values shall not be included in this limitation.

     (c) Incentive Stock Option Restrictions. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. If an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price per share shall not be less than 110% of the Fair Market Value of a share on the date of grant. Incentive Stock Options may be granted only to employees of the Company or any subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Stock Option exceeds these restrictions, it shall constitute a Non-Qualified Stock Option.

     (d)  Performance-Based  Awards. Any Awards granted pursuant to the Plan may
be  in  the  form  of  performance-based   Awards  through  the  application  of
Performance Goals and Performance Cycles.

SECTION. 6 -- CHANGE IN CONTROL PROVISIONS.

     (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

          (i) All Stock Options and Stock Appreciation  Rights outstanding as of
the  date  such  Change  in  Control   occurs  shall  become  fully  vested  and
exercisable.

          (ii) The restrictions and other conditions applicable to any Restricted Stock or Other Stock-Based Awards, including vesting requirements, shall lapse, and such Awards shall become free of all restrictions and fully vested.

          (iii) The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock and Other Stock-Based Awards shall, unless otherwise determined by the Committee at or after grant, be cashed out on the basis of the Change in "Control Price," as defined in Section 6(c), as of the date such Change in Control occurs or such other date as the Committee may determine prior to the Change in Control.

          (iv) Any Incentive Awards relating to Performance Cycles prior to the Performance Cycle in which the Change in Control occurs that have been earned but not paid shall become immediately payable in cash. In addition, each participant who has been awarded an Incentive Award shall be deemed to have earned a pro rata Incentive Award equal to the product of (y) such participant's maximum award opportunity for such Performance Cycle, and (z) a fraction, the numerator of which is the number of full or partial months that have elapsed since the beginning of such Performance Cycle to the date on which the Change in Control occurs, and the denominator of which is the total number of months in such Performance Cycle.

     (b) Definition of Change in Control. A "Change in Control" means the happening of any of the following events:

          (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company,
(2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any corporation pursuant to a transaction described in clauses (A), (B) and (C) of paragraph
(iii) of this Section 6(b); or

          (ii) Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such effective date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (iii) Approval by the stockholders of the Company of a reorganization, merger, share exchange or consolidation (a "Business Combination"), unless, in each case following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (iv) Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition, (1) more than

80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board. (c) Change in Control Price. "Change in Control Price" means the highest price per share paid in any transaction reported on the national securities exchange or quotation system on which the Common Stock is admitted for trading or quotation, as the case may be, or paid or offered in any bona fide transaction related to a potential or actual change in control of the Company at any time during the preceding 60-day period as determined by the Committee, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which such Incentive Stock Options are cashed out.

     (d) Notwithstanding any other provision of this Plan, upon a Change in Control, unless the Committee shall determine otherwise at grant, an Award recipient shall have the right, by giving notice to the Company within the Exercise Period, to elect to surrender all or part of the Stock Option, SAR or Other Stock-Based Award to the Company and to receive in cash, within 30 days of such notice, an amount equal to the amount by which the Change in Control Price on the date of such notice shall exceed the exercise or grant price under such Award, multiplied by the number of shares of Stock as to which the right granted under this Section 6 shall have been exercised.

     (e)  Notwithstanding  the foregoing,  if any right granted pursuant to this
Section 6 would make a Change in Control transaction ineligible for pooling of interests accounting under generally accepted accounting principles that but for this Section 6 would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute the cash payable pursuant to this
Section 6 with Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

SECTION 7 -- PLAN AMENDMENT AND TERMINATION.

     The Board may amend or terminate the Plan at any time, provided that no such amendment shall be made without stockholder approval if such approval is required under applicable law, or if such amendment would: (i) decrease the grant or exercise price of any Stock Option, SAR or Other Stock-Based Award to less than the Fair Market Value on the date of grant; or (ii) increase the total number of shares of Common Stock that may be distributed under the Plan.

     Except as set forth in any Award agreement, no amendment or termination of the Plan may materially and adversely affect any outstanding Award under the Plan without the Award recipient's consent.

SECTION 8 -- PAYMENTS AND PAYMENT DEFERRALS.

     Payment of Awards may be in the form of cash, Stock, other Awards or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee, either at the time of grant or by subsequent amendment, may require or permit deferral of the payment of Awards under such rules and procedures as it may establish. It also may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Common Stock equivalents.

SECTION 9 -- DIVIDENDS AND DIVIDEND EQUIVALENTS.

     The Committee may provide that any Awards under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant's Plan account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional
shares  of  Common   Stock  or  Common   Stock   equivalents.

SECTION 10 -- TRANSFERABILITY.

     Unless otherwise required by law, Awards shall not be transferable or assignable other than by will or the laws of descent and distribution.

SECTION 11 --  AWARD AGREEMENTS.

     Each Award under the Plan shall be evidenced by a written agreement (which need not be signed by the recipient unless otherwise specified by the Committee) that sets forth the terms, conditions and limitations for each Award. Such terms may include, but are not limited to, the term of the Award, vesting and forfeiture provisions, and the provisions applicable in the event the recipient's employment terminates. The Committee may amend an Award agreement, provided that no such amendment may materially and adversely affect an Award without the Award recipient's consent. Award agreements need not be identical.

SECTION 12 -- UNFUNDED STATUS OF PLAN.

     It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the
Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 13 -- GENERAL PROVISIONS.

     (a) The Committee may require each person acquiring shares of Common Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or quotation system upon which the Common Stock is then listed or quoted, as the case may be, and any applicable Federal, state or foreign securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Company, a subsidiary or an affiliate from adopting other or additional compensation arrangements for its employees.

     (c) The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company, a subsidiary or an affiliate to terminate the employment of any employee at any time.

     (d) No employee, participant or other person shall have any right to be granted an Award. The grant of an Award to a director shall not confer any right on such director to continue as a director of the Company, and the grant of an Award to a Non-Employee Adviser shall not confer any right on such Non-Employee Advisor or a business entity of which such Non-Employee Advisor is a principal to continue as a Non-Employee Advisor.

     (e) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising from an Award may be settled with Common Stock, including Common Stock that is part of, or is received upon exercise or conversion of, the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and its affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settling of withholding obligations with Common Stock.

     (f) On receipt of written notice of exercise, the Committee may elect to cash out all or a portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the Spread Value of such shares on the date such notice of exercise is received.

     (g) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Maryland.

     (h) If any provision of the Plan is held invalid or unenforceable, the invalidity or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be enforced and construed as if such provision had not been included.

     (i) If approved by stockholders, the Plan shall be effective on August 15, 1997. Except as otherwise provided by the Board, no Awards shall be granted after August 14, 2002, but any Awards granted theretofore may extend beyond that date.